                                                                    EXHIBIT 3.32


                                    BYLAWS

                                      OF

                          UNIVERSAL TECH CORPORATION
                           (an Oklahoma corporation)

                               TABLE OF CONTENTS
                                      TO
                                    BYLAWS
                                      OF
                          UNIVERSAL TECH CORPORATION
                           (an Oklahoma corporation)

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ARTICLE I - OFFICES......................................................    1

     Section 1.1    Principal Office.....................................    1
     Section 1.2    Other Offices........................................    1

ARTICLE II - MEETINGS OF SHAREHOLDERS....................................    1

     Section 2.1    Annual Meetings......................................    1
     Section 2.2    Special Meetings.....................................    1
     Section 2.3    Place of Meetings....................................    2
     Section 2.4    Notice of Meetings...................................    2
     Section 2.5    Voting List..........................................    2
     Section 2.6    Quorum and Required Vote;
                         Adjourned Meetings..............................    2
     Section 2.7    Voting...............................................    3
     Section 2.8    Proxies..............................................    3
     Section 2.9    Order of Business....................................    4
     Section 2.10   Action Without Meeting...............................    4
     Section 2.11   Inspectors of Election...............................    5

ARTICLE III - BOARD OF DIRECTORS.........................................    5

     Section 3.1    Powers...............................................    5
     Section 3.2    Number, Election and Term of Office..................    6
     Section 3.3    Vacancies............................................    6
     Section 3.4    Resignations.........................................    7
     Section 3.5    Removal..............................................    7
     Section 3.6    Annual Meetings......................................    7
     Section 3.7    Regular Meetings.....................................    7
     Section 3.8    Special Meetings.....................................    7
     Section 3.9    Place of Meetings....................................    7
     Section 3.10   Quorum and Required Vote; Adjourned
                         Meetings........................................    7
     Section 3.11   Compensation.........................................    8
     Section 3.12   Action without Meeting...............................    8
     Section 3.13   Telephonic Meetings..................................    8

ARTICLE IV - EXECUTIVE COMMITTEE.........................................    8

     Section 4.1    Election.............................................    8
     Section 4.2    Duties...............................................    8
     Section 4.3    Meetings.............................................    9
     Section 4.4    Quorum and Voting....................................    9
     Section 4.5    Waiver of Notice.....................................    9

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     Section 4.6    Removal..............................................    9
     Section 4.7    Vacancies............................................    9
     Section 4.8    Action Without Meeting; Telephonic
                         Meeting.........................................    9

ARTICLE V - COMMITTEES OF DIRECTORS......................................    9

     Section 5.1    Designation..........................................    9
     Section 5.2    Procedural Rules.....................................   10

ARTICLE VI - OFFICERS....................................................   10

     Section 6.1    Officers.............................................   10
     Section 6.2    Election.............................................   10
     Section 6.3    Subordinate Officers.................................   10
     Section 6.4    Removal..............................................   10
     Section 6.5    Resignation..........................................   10
     Section 6.6    Vacancies............................................   11
     Section 6.7    Chairman of the Board................................   11
     Section 6.8    Vice Chairman of the Board...........................   11
     Section 6.9    President............................................   11
     Section 6.10   Executive Vice-President.............................   12
     Section 6.11   Vice-President.......................................   12
     Section 6.12   Secretary............................................   12
     Section 6.13   Assistant Secretaries................................   13
     Section 6.14   Treasurer............................................   13
     Section 6.15   Assistant Treasurers.................................   14
     Section 6.16   Delegation of Duties.................................   14

ARTICLE VII - SHARES OF STOCK............................................   14

     Section 7.1    Certificates of Stock................................   14
     Section 7.2    Record of Shareholders...............................   15
     Section 7.3    Transfer Agents and Registrars.......................   15
     Section 7.4    Transfer of Shares...................................   15
     Section 7.5    Shareholders Record Date and
                         Closing Stock Books.............................   15
     Section 7.6    Registered Shareholders..............................   16
     Section 7.7    Lost Certificates....................................   16
     Section 7.8    Treasury Shares......................................   16
     Section 7.9    Fractional Shares....................................   16

ARTICLE VIII - EXECUTION OF INSTRUMENTS..................................   16

     Section 8.1    Contracts............................................   16
     Section 8.2    Checks and Drafts....................................   16
     Section 8.3    Deposits; Bank Accounts..............................   17
     Section 8.4    Loans................................................   17
     Section 8.5    Sale or Transfer of Securities Held
                         by the Corporation..............................   17
     Section 8.6    Execution of Proxies.................................   17
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ARTICLE IX - INDEMNIFICATION.............................................   18

     Section 9.1    Indemnification: Actions Other Than
                         by the Corporation..............................   18
     Section 9.2    Indemnification: Actions by the
                         Corporation.....................................   18
     Section 9.3    Right to Indemnification.............................   19
     Section 9.4    Authorization of Indemnification.....................   19
     Section 9.5    Advance Indemnification..............................   19
     Section 9.6    Non-Exclusive Indemnification........................   19
     Section 9.7    Insurance............................................   19
     Section 9.8    Constituent Corporation..............................   20
     Section 9.9    Definitions..........................................   20

ARTICLE X - GENERAL PROVISIONS...........................................   20

     Section 10.1   Fiscal Year..........................................   20
     Section 10.2   Seal.................................................   20
     Section 10.3   Dividends............................................   21
     Section 10.4   Notice...............................................   21
     Section 10.5   Waiver of Notice.....................................   21
     Section 10.6   Conflicts of Interest................................   21
     Section 10.7   Loans to officers or Employees.......................   22
     Section 10.8   Amendment............................................   22

                                    BYLAWS

                                      OF

                          UNIVERSAL TECH CORPORATION
                           (an Oklahoma corporation)

                                   ARTICLE I

                                    OFFICES
                                    -------

     Section 1.1  Principal Office. The present location of the principal office
                  ----------------
for the transaction of the business of the Corporation is 518 North Indiana, Oklahoma City, Oklahoma 73106. The Board of Directors may change such principal-office from time to time.

     Section 1.2  Other Offices. The Corporation may have other offices at such
                  -------------
places, within or without the State of Oklahoma, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

                                  ARTICLE II

                           MEETINGS OF SHAREHOLDERS
                           ------------------------

     Section 2.1  Annual Meetings. The annual meetings of shareholders shall be
                  ---------------
held on the third Tuesday of the fourth month following the close of the fiscal year; provided that if such day falls on a legal holiday, then any such annual meeting of shareholders shall be held at the same time and place on the next day thereafter which is a business day. Any such annual meeting may be held at any other time which may be designated in a resolution adopted by the Board of Directors or by the written consent of shareholders holding a majority of the issued and outstanding voting shares of the Corporation. At the annual meeting, directors shall be elected, reports of the affairs of the Corporation shall be considered, and any other proper business may be transacted.

     Section 2.2  Special Meetings. Special meetings of the shareholders for any
                  ----------------
purpose or purposes may be called at any time by: (a) the President; (b) resolution adopted by the Board of Directors; or (c) one or more shareholders holding not less than one-fourth (1/4) of the issued and outstanding voting shares of the Corporation. Notice of such special meetings shall be given in the same manner as for annual meetings of shareholders. Notices of any special meeting shall state, in addition to the time, date and place of such meeting, the purpose or purposes of the meeting. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice. Upon request being made by written notice to the President, or in his absence or disability to any vice-President, or in the absence of a Vice-President, to the Secretary, by any person or persons herein empowered to call a special meeting, if such officer is the

Secretary, he shall give notice to the shareholders, or if such officer is other than the Secretary, he shall cause the Secretary, to give notice to the shareholders that such meeting has been called for the purpose or purposes stated in such request and is to be held at a specified time, which time as fixed by such officer shall not be less than ten (10) days nor more than sixty
(60) days after the receipt of such request. If notice of such meeting be not given to the shareholders within seven (7) days after the receipt of such request, such person or persons making such request may fix the time of such special meeting and give notice thereof in the same manner as herein provided for notice of special meetings of shareholders.

     Section 2.3  Place of Meetings. All meetings of shareholders shall be held
                  -----------------
either at the principal office of the Corporation or at any other place within or without the State of Oklahoma as may be designated either by the Board of Directors or by the written consent of the shareholders entitled to vote at such meeting holding at least a majority of such shares given either before or after the meeting and filed with the Secretary of the Corporation.

     Section 2.4  Notice of Meetings. Written notice of the time, date and place
                  ------------------
of each annual meeting of the shareholders shall be given to each shareholder as described in Section 10.4 not less than ten (10) nor more than sixty (60) days before each annual meeting.

     Section 2.5  Voting List. The Secretary shall prepare, at least forty-eight
                  -----------
(48) hours prior to each meeting of the shareholders, an alphabetical list of all shareholders entitled to vote at such meeting, with the number of shares entitled to be voted by each shareholder set forth opposite their respective names. The Secretary shall produce the share ledger or a duplicate thereof, together with such list and shall keep it open either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held during the business hours of at least one (1) full day immediately preceding the convening thereof and until the close of such meeting, and it shall be subject to inspection at any time during such period by any shareholder or person representing shares. However, the Secretary shall not be required to prepare and produce a list of shareholders in any case where the share ledger reasonably shows in alphabetical order by classes of shares all persons entitled to represent shares at such meeting with the number of shares entitled to be voted by each shareholder.

     Section 2.6  Quorum and Required Vote; Adjourned Meetings. The holders of
                  --------------------------------------------
a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by statute or the Certificate of Incorporation of the corporation. When a quorum is present at any meeting, a majority of the shares represented thereat and entitled to vote thereat shall decide any question brought before such meeting. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the holders of a majority of the shares entitled to vote thereat, present in person or by proxy, but in the absence of a quorum no other business may be transacted at such meeting. it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken, except that if any shareholders' meeting, either annual or special, is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting.

     Section 2.7  Voting. At each meeting of shareholders each shareholder
                  ------
entitled to vote shall vote in person or by proxy and he shall have one vote for each share standing registered in his name at the closing of the transfer books for such meeting, or the record date fixed for such meeting by the Board of Directorst as the case may be, or standing registered in his name at the time of such meeting if neither a date for the closing of the transfer books nor a record date for such meeting has been fixed by the Board of Directors. The voting at all meetings of shareholders may be viva voce but any qualified voter may demand a share vote by written ballot, whereupon such share vote shall be taken by written ballot each of which shall state the name of the shareholder voting and the number of shares voted by him, and if such ballot be cast by proxy, it shall also state the name of such proxy.

     Section 2.8  Proxies. Any shareholder entitled to vote or execute consents
                  -------
shall have the right to do so either in person or by one or more agents authorized by proxy. The appointment of a proxy shall be in writing and signed by the shareholder but shall require no other attestation and shall be filed with the Secretary of the Corporation at or prior to the meeting. If any shareholder appoints two or more persons to act as proxies and if the instrument does not otherwise provide, then a majority of such persons present at the meeting, or if only one shall be present, then that one shall have and may exercise all of the powers conferred by such instrument upon all of the persons so appointed; and if such proxies be equally divided as to the right and manner of voting in any particular case, the vote shall be divided among the proxies. Any person holding shares in a representative or fiduciary capacity which he may represent in person may represent the same by proxy and confer general or discretionary power upon such a proxy. The authority of a proxy if not coupled with an

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interest may be terminated at will, unless otherwise provided in the appointment, the proxy's authority shall cease three (3) years after the appointment. The termination of a proxy's authority by act of the shareholder shall, subject to the time limitation herein set forth, be ineffective until written notice of the termination has been given to the Secretary of the Corporation. Unless otherwise provided therein, an appointment filed with the Secretary shall have the effect of revoking all proxy appointments of prior date. A proxy's authority shall not be revoked by the death or incapacity of the maker unless bef ore the vote is cast or the authority is exercised written notice of such death or incapacity is given to the Corporation.

     Section 2.9  Order of Business. The order of business at the annual
                  -----------------
meeting, and so far as practicable at all other meetings of the shareholders, shall be as follows:

          (a)  Calling meeting to order;

          (b)  Calling of roll and checking proxies;

          (c)  Proof of notice of meeting;

          (d)  Reading of any unapproved minutes;

          (e)  Reports of officers;

          (f)  Reports of committees;

          (g)  Election of directors;

          (h)  Unfinished business;

          (i)  New business; and

          (j)  Adjournment.

     Section 2.10 Action Without Meeting. Any action which, under any provisions
                  ----------------------
of the laws of the State of Oklahoma or under the provisions of the Certificate of Incorporation or under these Bylaws may be taken at a meeting of the shareholders, may be taken without a meeting, without prior notice and without a vote if a consent in writing be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all shares entitled to vote thereon were present and voted. Such consent shall be filed with the Secretary of the corporation and made a part of the corporate records. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing.

     Section 2.11 Inspectors of Election. In advance of any meeting of
                  ----------------------
shareholders, the Board of Directors may appoint Inspectors of Election to act at such meeting or any adjournment thereof. If Inspectors of Election be not so appointed, the Chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of the meeting, or at the meeting by the Chairman. An inspector need not be a shareholder of the Corporation, but no person who is a candidate for office of the Corporation shall act as an inspector. The duties of such inspectors shall include: determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders. The inspectors of the election shall perform their duties impartially in good faith, to the best of their ability, and as expeditiously as is practical. If there be three inspectors, the decision, act or certificate of a majority shall be effective in all respects as the decision, act, or certificate of all.

                                  ARTICLE III

                              BOARD OF DIRECTORS
                              ------------------

     Section 3.1  Powers. All corporate powers, except those which are conferred
                  ------
upon or reserved to the shareholders by the Certificate of Incorporation, these Bylaws and the laws of the State of Oklahoma, shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed and conducted by, the Board of Directors. Without prejudice to such general power, but subject to the same limitations, the Board of Directors shall have the following powers:

          (a) To select and remove all officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with applicable law, with the Certificate of Incorporation or these Bylaws and fix their compensation and to confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers and agents;

          (b) To adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as it may determine advisable;

          (c) To authorize the issuance of shares of stock of the Corporation from time to time, upon such terms as may be in accordance with applicable law and to declare dividends from time to time in accordance with applicable law;

          (d) To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor;

          (e) To adopt such insurance, retirement and other benefits plans for directors, officers and agents of the Corporation and its subsidiaries as it may determine advisable; and

          (f) To adopt regulations, not inconsistent with these Bylaws, for the management of the Corporation's business and affairs.

     Section 3.2  Number, Election and Term of Office. The Board of Directors of
                  -----------------------------------
the Corporation shall consist of one or more members. The shareholders at any meeting shall determine the number which shall constitute the Board of Directors and the number so determined shall remain fixed until changed at a subsequent meeting of the shareholders. The directors shall be elected at each annual meeting of the shareholders; however, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any meeting of shareholders held for that purpose. Each director shall hold office until his successor is elected or until his earlier resignation or removal. A director need not be a shareholder of the Corporation.

     Section 3.3  Vacancies. Vacancies in the Board of Directors may be filled
                  ---------
by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the shareholders. A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting. The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

     Section 3.4  Resignations. Upon the resignation of a director, a majority
                  ------------
of the remaining directors or the sole remaining director shall have the power to elect a successor to take office when the resignation is to become effective.

     Section 3.5  Removal. The entire Board of Directors or any individual
                  -------
director may be removed from office, with or without cause, by the vote of shareholders holding a majority of the issued and outstanding shares entitled to Vote at any annual or special meeting of shareholders. New directors to fill vacancies created by removal may be elected at the same meeting of shareholders.

     Section 3.6  Annual Meetings. An annual meeting of the Board of Directors
                  ---------------
for the purpose of election of officers of the Corporation and the transaction of any other business coming before such meeting shall be held each year immediately following the adjournment of the annual meeting of the shareholders and no notice of such meeting to the elected directors shall be necessary in order to legally constitute the meeting, provided a majority of the Board shall be present. If a majority of the Board shall not be present, then such annual meeting may be held at such time as shall be fixed by the consent, in writing, of all of the directors. other meetings of the Board may be held as shall from time to time be determined by the Board provided notice of the time, date and place of any such meeting is given to each director not less than two (2) days before such meeting.

     Section 3.7  Regular Meetings. Regular meetings of the Board of Directors
                  ----------------
shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. No notice of such regular meeting shall be required.

     Section 3.8  Special Meetings. Special meetings of the Board of Directors
                  ----------------
for any purpose or purposes may be called at any time by the President or the Secretary or by any two directors by notice of the time, date and place thereof given to each director not less than two (2) days before such meeting. No business shall be considered at any special meeting other than the purposes mentioned in the notice given to each director of the meeting, except with the consent of all directors.

     Section 3.9  Place of Meetings. Meetings of the Board of Directors shall
                  -----------------
be held at any place within or without the State of Oklahoma which has been designated from time to time by resolution adopted by the Board or by written consent of all members of the Board. In the absence of such designation, meetings shall be held at the principal office of the Corporation.

     Section 3.10 Quorum and Required Vote; Adjourned Meetings. A majority of
                  --------------------------------------------
the directors shall constitute a quorum for the transaction of business at any meeting of the directors, and the acts of a majority of the directors present at a meeting at which a quorum is present shall be the acts of the Board of Directors except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these Bylaws and except to adjourn as hereinafter provided. A quorum of the directors may adjourn any meeting of the directors to meet again at a stated day and hour; provided that in the absence of a quorum a majority of the directors present at any meeting of the directors, either regular or special, may adjourn to a later date but may not transact any business until a quorum has been secured. At any adjourned meeting at which a required number of directors shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

     Section 3.11 Compensation. Directors and members of committees may receive
                  ------------
such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed by resolution adopted by the Board of Directors.

     Section 3.12 Action without Meeting. Any action required or permitted to
                  ----------------------
be taken at a meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing. Such written Action by unanimous consent shall have the same effect as action taken at a meeting of the Board of Directors and shall be filed with the Secretary of the corporation and made a part of the minute of proceeding of the Board of Directors.

     Section 3.13 Telephonic Meetings. Members of the Board of Directors may
                  -------------------
participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

                                  ARTICLE IV

                              EXECUTIVE COMMITTEE
                              -------------------

     Section 4.1  Election. The Board of Directors may if it deems necessary,
                  --------
acting by resolution adopted by a majority of the number of directors, elect from their own members an Executive Committee composed of two or more voting members.

     Section 4.2  Duties. The Executive Committee shall have and exercise all
                  ------
of the authority of the Board of Directors in the management of the Corporation in the interval between meetings of the Board of Directors, subject to the control and direction of the Board of Directors, except to the extent, if any, such authority shall be limited by the resolution appointing the Executive

Committee and except the power to declare dividends and to adopt, amend or repeal these Bylaws and where action of the Board of Directors is required by law. It shall keep regular minutes of its proceedings which shall be reported to the directors at their next meeting.

     Section 4.3  Meetings. The Executive Committee shall meet at such times as
                  --------
may be fixed by the Committee or on the call of the President. Notice of the time and place of the meeting shall be given to each member of the Committee in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors or in such other manner as the Executive Committee by resolution may prescribe.

     Section 4.4  Quorum and Voting. A majority of the members of the Executive
                  -----------------
Committee shall constitute a quorum for the transaction of business. The acts of the majority of the members of the Executive Committee present at a meeting at which a quorum is present shall be the acts of the Executive Committee. At all meetings of the Executive Committee, each member present shall have one (1) vote which shall be cast by him in person.

     Section 4.5  Waiver of Notice. Any actions taken or approved at any meeting
                  ----------------
of the Executive Committee, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the members not present signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof.

     Section 4.6  Removal. The entire Executive Committee or any individual
                  -------
member thereof may be removed from the Committee with or without cause by a vote of a majority of the directors.

     Section 4.7  Vacancies. The Board of Directors shall fill all vacancies
                  ---------
in the Executive Committee which may occur from time to time.

     Section 4.8  Action Without Meeting; Telephonic Meeting. Action may be
                  ------------------------------------------
taken by the Executive Committee in the manner allowed by the Board of Directors pursuant to Sections 3.12 and 3.13 of Article III.

                                   ARTICLE V

                            COMMITTEES OF DIRECTORS
                            -----------------------

     Section 5.1  Designation. The Board of Directors may, by resolution passed
                  -----------
by a majority of the directors, designate one or more committees, in addition to the Executive Committee authorized in Article IV hereof, each committee to consist of two or more of the directors of the Corporation, which to the extent provided in the resolution, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, except where action of the Board of Directors is required by law, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

     Section 5.2  Procedural Rules. Each committee shall comply with the same
                  ----------------
procedural rules set forth in Section 4.3 through 4.8, both inclusive, of
Article IV that are applicable to the Executive Committee.

                                  ARTICLE VI

                                   OFFICERS
                                   --------

     Section 6.1  Officers. The officers of the Corporation shall be a
                  --------
President, a Secretary and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, an Executive Vice-President, one or more Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with Section 6.3. One person may hold two or more offices; provided that no person shall at the same time hold the offices of President and Secretary.

     Section 6.2  Election. The officers of the Corporation, except such
                  --------
officers as may be appointed in accordance with Section 6.3 or Section 6.5, shall be elected annually by the Board of Directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

     Section 6.3  Subordinate Officers. The Board of Directors may appoint, and
                  --------------------
may empower the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

     Section 6.4  Removal. Any officer may be removed, either with or without
                  -------
cause, by the Board of Directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the B6ard of Directors.

     Section 6.5  Resignation. Any officer may resign at any time by giving
                  -----------
written notice to the Board of Directors, or to the President, or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 6.6  Vacancies. A vacancy in any office because of death, removal,
                  ---------
resignation, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to such office.

     Section 6.7  Chairman of the Board. The Chairman of the Board, if any,
                  ---------------------
shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws.

     Section 6.8  Vice Chairman of the Board. The Vice Chairman of the Board,
                  --------------------------
if any, shall perform such duties as the Board of Directors shall prescribe. In the absence or disability of the Chairman of the Board, the Vice Chairman shall perform the duties and exercise the powers of the Chairman of the Board.

     Section 6.9  President. The President shall be the Chief Executive Officer
                  ---------
of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business, finances and affairs of the Corporation and all other powers normally held and exercised by the person serving as President of a corporation. The President shall:

          (a) Preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, at all meetings of the Board of Directors;

          (b) Sign or countersign, as may be necessary, all such bills, notes, checks, contracts and other instruments as may pertain to the ordinary course of the business of the Corporation;

          (c) Execute deeds, bonds, mortgages, and contracts required to be executed under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation;

          (d) Have the power to appoint all employees and agents of the Corporation whose appointment is not otherwise provided for and to fix the compensation thereof subject to the provisions of these Bylaws and subject to the approval of the Board of Directors and to remove or suspend any employee or agent who shall not have been appointed by the Board of Directors and to suspend for cause, pending final action by the body which shall have appointed him, any officer other than an elected officer, or any employee or agent who shall have been appointed by the Board of Directors;

          (e) Present a complete report of the business of the Corporation for the preceding fiscal year at the annual meeting of the shareholders and report to the Board of Directors from time to time all matters coming to his attention which materially affect the business of the Corporation; and

          (f) Serve as a member of the Board of Directors and an ex-officio member of all standing committees, including the Executive Committee, if any; and possess such usual powers and duties of supervision and management as may pertain to the office of the President and such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     Section 6.10 Executive Vice-President. The Executive Vice-President, if
                  ------------------------
any, shall be the executive officer of the Corporation next in authority to the Chairman of the Board and the President, both of whom he shall assist in the management of the business of the Corporation and the implementation of orders and resolutions of the Board of Directors. In the absence of the Chairman of the Board and the President, he shall preside at all meetings of the shareholders and of the directors, and shall exercise all other powers and perform all other duties of the Chairman of the Board and the President; and he shall perform such other duties as the Board of Directors may from time to time prescribe. He shall have all authority conferred upon a Vice President by these Bylaws.

     Section 6.11 Vice-President. In the absence or disability of the President,
                  --------------
the Vice-Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice-President designated by the Board of Directors, shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice-Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or these Bylaws.

     Section 6.12 Secretary. The Secretary shall:
                  ---------

          (a) Attend all meetings of the Board of Directors and the shareholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall, when requested, perform like duties for all committees of the Board of Directors;

          (b) Duly give or cause to be given all notices in accordance with these Bylaws or as required by law;

          (c) Be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized;

          (d) Sign, with the President or Vice-President, all deeds, bonds, mortgages, contracts and other instruments when so ordered;

          (e) Keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder;

          (f) Have general charge of the stock transfer books of the Corporation; and

          (g) In general, perform all duties as from time to time may be assigned to him by the President or by the Board of Directors.

     Section 6.13 Assistant Secretaries. In the absence of the Secretary or in
                  ---------------------
the event of his death, inability or refusal to act, the Assistant Secretaries in the order of their length of service as Assistant Secretary, unless otherwise determined by the Board of Directors, shall perform the duties of the Secretary, and when so acting shall have all the powers of, and be subject to, all the restrictions upon the Secretary. They shall perform such duties as may be assigned to them by the Secretary, by the President, or by the Board of Directors.

     Section 6.14 Treasurer. The Treasurer shall:
                  ---------

          (a) Keep and maintain adequate and correct accounts of the properties and business transactions of the Corporation;

          (b) Have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such depositories as shall be designated by the Board of Directors;

          (c) Sign or countersign, as may be necessary, all such bills, notes, checks and other instrulnents relating to the fiscal affairs of the Corporation in the ordinary course of the business of the Corporation;

          (d) Prepare, or cause to be prepared, a true statement of the Corporation's assets and liabilities as of the close of each fiscal year and a true statement of the results of the operations of the Corporation for the fiscal year then ended, all in reasonable detail; and

          (e) In general, perform all duties as from time to time may be assigned to him by the President or by the Board of Directors.

     Section 6.15 Assistant Treasurers. In the absence of the Treasurer or in
                  --------------------
the event of his death, inability or refusal to act, the Assistant Treasurers, in the order of their length of service as Assistant Treasurer, unless otherwise determined by the Board of Directors, shall perform the duties of the Treasurer, and when so acting shall have all the powers of, and be subject to, all the restrictions upon the Treasurer. They shall perform such other duties as may be assigned to them be the Treasurer, by the President, or by the Board of Directors.

     Section 6.16 Delegation of Duties. In case of the absence or disability
                  --------------------
of any officer of the corporation or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may, by a vote of a majority of the whole Board, delegate, for the time being, the powers or duties, or any of them, of such officer to any other officer or to any director.

                                  ARTICLE VII

                                SHARES OF STOCK
                                ---------------

     Section 7.1  Certificates of Stock.  A certificate or certificates for
                  ---------------------
shares of the capital stock of the Corporation shall be issued to each shareholder when any such shares are fully paid, showing the number of the shares of the Corporation standing on the books in his name. The form of such certificate shall be determined by the Board of Directors. All such certificates shall be signed by the President or a Vice-President and the Secretary or an Assistant Secretary, or be authenticated by facsimiles of the signatures of the President and Secretary or by a facsimile of the signature of the President and the written signature of the Secretary or an Assistant Secretary. Every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk. Even though an officer who signed, or whose facsimile signature has been written, printed or stamped on, a certificate for shares shall have ceased by death, resignation or otherwise to be an officer of the corporation before such certificate is delivered by the Corporation, such certificate shall be as valid as though signed by a duly elected, qualified and authorized officer, if it be countersigned by a transfer agent or transfer clerk. Such certificates shall also be numbered and sealed with the seal of the Corporation.

     Section 7.2  Record of Shareholders. There shall be kept at the registered
                  ----------------------
office of the Corporation in the State of Oklahoma a record containing the names and addresses of all shareholders of the Corporation, arranged in alphabetical order, the number and class of shares held by each and the dates when they respectively became the owners of record thereof; provided that the foregoing shall not be required if the Corporation shall keep at its registered office a statement containing the name and post office address, including street number, if any, of the custodian of such record. Duplicate lists may be kept in such other state or states as may, from time to time, be determined by the Board of Directors.

     Section 7.3  Transfer Agents and Registrars. The Board of Directors may, in
                  ------------------------------
its discretion, appoint one or more banks or trust companies in such city or cities as the Board of Directors may deem advisable, from time to time, to act as Transfer Agents and Registrars of the shares of stock of the Corporation; and, upon such appointments being made, no certificate representing shares shall be valid until countersigned by one of such Transfer Agents and registered by one of such Registrars.

     Section 7.4  Transfer of Shares. Transfers of stock of the Corporation
                  ------------------
shall be made on the books of the Corporation only upon authorization by the registered holder thereof or by his attorney lawfully constituted in writing and on surrender and cancellation of a certificate or certificates for a like number of shares of the same class properly endorsed or accompanied by a duly executed stock transfer power and payment of all taxes thereon, with such proof of authenticity of the signatures as the Corporation or its transfer agents may reasonably require.

     Section 7.5  Shareholders Record Date and Closing Stock Books. The Board
                  ------------------------------------------------
of Directors may fix, in advance, a time as a record date for the determination of the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting not more than sixty (60) days prior to the date of the meeting or action nor less than ten (10) days prior to the date of the meeting or action. The Board of Directors may also fix, in advance, a time as a record date for the determination of shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of shares or for the purpose of any other lawful action which shall be not more than sixty (60) days prior to the date of the event for the purpose of which it is fixed. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting or to receive a dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date. In lieu of fixing a record date, the Board of Directors may close the books of the Corporation against any transfer of shares for a stated period but not to exceed in any case the maximum periods set forth above.

     Section 7.6  Registered Shareholders. The Corporation shall be entitled
                  -----------------------
to recognize the holder of record of any share or shares of stock as the exclusive owner thereof for all purposes, and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

     Section 7.7  Lost Certificates. No new certificate for shares shall be
                  -----------------
issued in lieu of an old one unless the latter is surrendered and cancelled at the same time; provided that if any certificate for shares is lost, stolen, mutilated or destroyed, the Board of Directors may authorize the issuance of a new certificate in lieu thereof, upon such terms and conditions, including indemnification of the Corporation reasonably satisfactory to it, as the Board of Directors shall determine.

     Section 7.8  Treasury Shares. Treasury shares, or other shares not at the
                  ---------------
time issued and outstanding, shall not, directly or indirectly, be voted at any meeting of the shareholders, or counted in calculating the actual voting power of shareholders at any given time. Treasury shares shall not have dividend rights.

     Section 7.9  Fractional Shares. Certificates of fractional shares of stock
                  -----------------
may be issued at the discretion of the Board of Directors. The registered ownership of any fractional share represented by such certificate or certificates shall entitle the holder thereof to receive dividends, participate in the corporate assets in the event of liquidation of the Corporation and to exercise voting rights in person or by proxy.

                                 ARTICLE VIII

                           EXECUTION OF INSTRUMENTS
                           ------------------------

     Section 8.1  Contracts. The Board of Directors or any committee thereunto
                  ---------
authorized may authorize any officer or officers, agent or agents, to enter into any contract or to execute and deliver in the name and on behalf of the Corporation any contract or other instrument, except certificates representing shares of stock of the Corporation, and such authority may be general or may be confined to specific instances.

     Section 8.2  Checks and Drafts. All checks, drafts or other orders for the
                  -----------------
payment of money, notes, acceptances or other evidences of indebtedness issued by or in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall be determined from time to time by resolution of the Board of Directors.

     Section 8.3  Deposits; Bank Accounts. All funds of the Corporation not
                  -----------------------
otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may from time to time designate or as may be designated by an officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board of Directors. The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient. Unless otherwise provided by resolution of the Board of Directors, endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories may be made by hand-stamped legend in the name of the Corporation or by written endorsement by any officer without countersignature.

     Section 8.4  Loans. No loans shall be contracted on behalf of the
                  -----
Corporation unless authorized by the Board of Directors, but when so authorized, unless a particular officer or agent is directed to negotiate the same, may be negotiated, up to the amount so authorized, by the President or a Vice-President or the Treasurer; and such officers are hereby severally authorized to execute and deliver in the name and on behalf of the Corporation notes or other evidences of indebtedness countersigned by the President or a Vice-President for the amount of such loans and to give security for the payment of any and all loans, advances and indebtedness by hypothecating, pledging or transferring any part or all of the property of the Corporation, real or personal, at any time owned by the Corporation.

     Section 8.5  Sale or Transfer of Securities Held by the Corporation. Stock
                  ------------------------------------------------------
certificates, bonds or other securities at any time owned by the Corporation may be held on behalf of the Corporation or sold, transferred or otherwise disposed of pursuant to authorization by the Board of Directors, or of any committee thereunto duly authorized, and when so authorized to be sold, transferred or otherwise disposed of, may be transferred from the name of the Corporation by the signature of the President or a Vice-President and the Treasurer or an Assistant Treasurer or the secretary or an Assistant Secretary.

     Section 8.6  Execution of Proxies. The President, or, in the absence or
                  --------------------
disability of the President, a Vice-President, may authorize from time to time the signature and issuance of proxies to vote upon shares of stock of other corporations standing in the name of the Corporation or authorize the execution of consents to action taken or to be taken by such other corporation. All such proxies and consents shall be signed in the name of the Corporation by the President or a Vice-President and by the Secretary or an Assistant Secretary.

                                  ARTICLE IX

                                INDEMNIFICATION
                                ---------------

     Section 9.1  Indemnification: Actions Other Than by the Corporation. The
                  ------------------------------------------------------
Corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner in which he reasonably believed to be in or not opposed to the best interests of the. Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     Section 9.2  Indemnification: Actions by the Corporation. The Corporation
                  -------------------------------------------
shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

     Section 9.3  Right to Indemnification. To the extent that any present or
                  ------------------------
former director, officer or employee or any person who is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, or any agent of the Corporation or any person who is or was serving at the request of the Corporation as an agent of another corporation, partnership, joint venture, trust or other enterprise, has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 9.1 and 9.2 of this Article IX, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

     Section 9.4  Authorization of Indemnification. Any indemnification under
                  --------------------------------
Sections 9.1 and 9.2 of this Article IX, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 9.1 and 9.2 of this Article IX. Such determination shall be made: (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; or (b) if such quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or (c) by the shareholders.

     Section 9.5  Advance Indemnification. Expenses incurred by a director,
                  -----------------------
officer, employee or agent in defending a civil or criminal action, suit or proceeding as authorized by the Board of Directors in the specific case may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article IX.

     Section 9.6  Non-Exclusive Indemnification. The indemnification provided
                  -----------------------------
by this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, contract, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 9.7  Insurance. The Corporation shall have power to purchase and
                  ---------
maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising our of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article IX.

     Section 9.8  Constituent Corporation. For the purposes of this Article IX,
                  -----------------------
references to the "Corporation" shall include, in addition to the resulting corporation, any constituent corporation, including any constituent of a constituent, absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     Section 9.9  Definitions. For purposes of this Article IX, references to
                  -----------
"other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest in the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX.

                                   ARTICLE X

                              GENERAL PROVISIONS
                              ------------------

     Section 10.1 Fiscal Year. The fiscal year of the Corporation shall be
                  -----------
determined by the Board of Directors.

     Section 10.2 Seal. The corporate seal of the Corporation shall be circular
                  ----
in form and shall contain the name of the Corporation, the word "OKLAHOMA" and such other words or information as shall be determined by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

     Section 10.3 Dividends. The Board of Directors may, out of funds legally
                  ---------
available therefor, from time to time at any regular or special meeting, declare, and the Corporation may pay, dividends on its outstanding shares of capital stock as and when it deems expedient. Such dividends may be made in cash, property or shares of the capital stock or other securities of the Corporation.

     Section 10.4 Notice. Whenever any notice is required or permitted to be
                  ------
given under the provisions of any law, the Certificate of Incorporation or these Bylaws, it shall not be construed to require personal notice unless expressly so stated, but such notice may be given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such mailing. Notice shall be deemed to have been duly given on the date of service if served personally or by telex, telecopier, cable, telegram or similar communication. Shareholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by statute.

     Section 10.5 Waiver of Notice. Whenever any notice whatever is required
                  ----------------
to be given under the provisions of any law or of the Certificate of Incorporation or of these Bylaws, a written waiver thereof, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the shareholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation.

     Section 10.6 Conflicts of Interest. Except as may be otherwise provided
                  ---------------------
by the laws of the State of Oklahoma or the Certificate of Incorporation, no contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee thereof which authorizes the contract or transaction, or solely because his or their votes are accounted for such purpose; if: (a) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or such committee, and the Board of Directors or Executive Committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (c) the contract or transaction is f air as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors, or a committee which authorizes the contract or transaction.

     Section 10.7 Loans to officers or Employees. The Corporation may lend money
                  ------------------------------
to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation or its subsidiary whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing contained in this section shall be construed to deny, limit or restrict the powers of guaranty or warranty of any Corporation at common law or under any statute.

     Section 10.8 Amendment. These Bylaws may be amended, altered, changed or
                  ---------
repealed at any annual or special meeting of the shareholders, provided notice of the proposed amendment, alteration, change or repeal is contained in the notice of such meeting, by the affirmative vote of a majority of the shares issued and outstanding, and entitled to vote thereat. These Bylaws also may be amended, altered, changed or repealed at any annual or special meeting of the Board of Directors, provided notice of the proposed amendment, alteration, change or repeal is contained in the notice of such meeting, by the affirmative vote of the members of the Board of Directors. Notwithstanding the preceding sentence, the fact that such power to amend, alter, change or repeal has been conferred upon the Board of Directors shall not divest the shareholders of the power, nor limit their power to amend, alter, change or repeal these Bylaws.

                           CERTIFICATE OF SECRETARY
                           ------------------------


     I hereby certify that:

     1. I am the duly elected and acting Assistant Secretary of Universal Tech Corporation, an Oklahoma corporation (the "Corporation").

     2. The foregoing Bylaws comprising twenty-three (23) pages constitute the Bylaws of the Corporation as duly adopted by Consent to Action Without a Meeting of the Board of Directors effective May 31, 1990.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Corporation as of the 5/th/ day of June, 1990.


                                                   /s/ Billy B. Joiner
                                                   -----------------------------
                                                   Billy B. Joiner,
                                                   Assistant Secretary

(SEAL)

                                FIRST AMENDMENT
                                  TO BYLAWS OF
                           UNIVERSAL TECH CORPORATION
                           --------------------------


     The following amendment to the Bylaws of Universal Tech Corporation, an Oklahoma corporation, was approved and adopted by the Board of Directors of Universal Tech Corporation by unanimous written consent, on November 28, 1997.

     1. Section 8.4 of Article VIII of the Bylaws of Universal Tech Corporation is hereby amended to read as follows:

          Section 8.4  Loans.  No loans shall be contracted on behalf of the
                       -----
     Corporation unless authorized by the Board of Directors, but when so authorized, unless a particular officer or agent is directed to negotiate the same, may be negotiated, up to the amount so authorized, by the President or a Vice President or the Treasurer; and such officers are hereby severally authorized to execute and deliver, in the name and on behalf of the Corporation, notes or other evidences of indebtedness for the amount of such loans and to give security for the payment of any and all loans, advances and indebtedness by hypothecating, pledging or transferring any part or all of the property of the Corporation, real or personal, at any time owned by the Corporation.

     The Bylaws of Universal Tech Corporation, as amended and modified by this First Amendment to Bylaws of Universal Tech Corporation, set forth the entire Bylaws of Universal Tech Corporation. The amendment to the Bylaws of Universal Tech Corporation, as combined in this First Amendment to the Bylaws of Universal Tech Corporation, is effective as of the 28th day of November, 1997, the date that such amendment was approved by the Board of Directors of Universal Tech Corporation.

                                    UNIVERSAL TECH CORPORATION


                                    /s/ James L. Wewers
                                    ______________________________
                                    James L. Wewers,
                                    Vice President


                                    /s/ David M. Shear
                                    ______________________________
     [S E A L]                      David M. Shear,
                                    Assistant Secretary